UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2016

ARABELLA EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands
(State or Other Jurisdiction of Incorporation)

000-54293	98-1162608
(Commission File Number)	(I.R.S. Employer Identification No.)

509 Pecan Street, Suite 200, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

432 897-4755
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership

(a) On June 16, 2016, in the Grand Court of the Cayman Islands, in a matter entitled "In the Matter of Arabella Exploration, Inc." (the "Registrant"), Christopher Kennedy and Matthew Wright were appointed joint provisional liquidators of the Registrant. Messrs. Kennedy and Wright were given all of the powers of the Registrant's Board of Directors.

On June 17, 2016, each of the four directors of the Registrant resigned as a director. Their names are Berke Bakay, Jason Hoisager, Richard Hauser, and William Heyn.

A hearing with regard to the Petition pursuant to which the June 16, 2016 Order was based occurred on July 7, 2016.

A legal notice relating to the appointment of Messrs. Kennedy and Wright as Joint Official Liquidators appeared on page 18 of the Financial Times on July 13, 2016 and is attached to this Form 8-K as Exhibit 99.1.

The Winding Up Order issued by the Grand Court of the Cayman Islands dated July 7, 2016 relating to the appointment of the Joint Official Liquidators and their powers is attached to this Form 8-K as Exhibit 99.2.

See Item 5.01 of this Form 8-K.

Item 5.01 Changes in Control of Registrant

(a) A change in control of the Registrant occurred on June 16, 2016, by reason of the issuance of an Order by the Grand Court of the Cayman Islands appointing Christopher Kennedy and Matthew Wright as joint provisional liquidators of the Registrant. Messrs. Kennedy and Wright were given all of the powers of the Registrant's Board of Directors.

On June 17, 2016, each of the four directors of the Registrant resigned as a director. Their names are Berke Bakay, Jason Hoisager, Richard Hauser, and William Heyn.

A hearing with regard to the Petition pursuant to which the June 16, 2016 Order was based occurred on July 7, 2016.

A legal notice relating to the appointment of Messrs. Kennedy and Wright as Joint Official Liquidators appeared on page 18 of the Financial Times on July 13, 2016 and is attached to this Form 8-K as Exhibit 99.1.

The Winding Up Order issued by the Grand Court of the Cayman Islands dated July 7, 2016 relating to the appointment of the Joint Official Liquidators and their powers is attached to this Form 8-K as Exhibit 99.2.

See Item 1.03 of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Legal Notice - Notice of Appointment of Official Liquidator

99.2	Winding Up Order – The Grand Court of the Cayman Islands

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2016

ARABELLA EXPLORATION, INC.

By:	/s/ Christopher Kennedy and Matthew Wright
Name:	Christopher Kennedy and Matthew Wright
Title:	Joint Provisional Liquidators